UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          Form 8-K

                       Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

 Date of Report (Date of earliest event reported) April 12,
                            2012
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               Dynasil Corporation of America
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   (Exact name of registrant as specified in its charter)

   Delaware             000-27503                22-1734088
-----------           ---------------           -------------
(State or other         Commission             (IRS Employer
jurisdiction of        File Number)           Identification No.)
incorporation)


            44 Hunt Street, Watertown, MA  02472
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          (Address of principal executive offices)

                       (617)-668-6855
 ----------------------------------------------------------
    (Registrant's telephone number, including area code)

                       Not Applicable
    (Former name or former address, if changed since last
                           report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to
Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to
Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.03      Creation of a Direct Financial Obligation or
an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 12, 2012, Dynasil Corporation of America (the "Company") entered into Amendment No. 2 to Loan and Security Agreement ("Amendment No. 2") with Sovereign Bank, N.A. (the "Lender") which amends the Loan and Security Agreement, dated July 7, 2010, as amended by Amendment No. 1 to Loan and Security Agreement, dated April 1, 2011 (the "Original Loan Agreement").

Amendment No. 2 extends the Scheduled Termination Date for the Revolving Line of Credit from July 7, 2012 to July 7, 2013 or such other later date as may be agreed to in writing by Lender, and makes certain adjustments to the required financial covenants, as described below.

Amendment No. 2 adjusts the consolidated maximum leverage ratio required by the Original Loan Agreement to equal to or less than (i) 3.00 to 1.00 for any period ended on or before December 31, 2011 or on or after December 31, 2012, (ii)
3.75 to 1.00 for the rolling four quarter period ended on March 31, 2012, (iii) 3.25 to 1.00 for the rolling four quarter period ending on June 30, 2012, and (iv) 3.25 to
1.00 for the rolling four quarter period ending on September 30, 2012. The required fixed charge coverage ratio for each of those periods had previously been equal to or less than
3.0 to 1.0.

Additionally, Amendment No. 2 adjusts the consolidated fixed charge coverage ratio required by the Original Loan Agreement to not less than (i) 1.20 to 1.00 for any period ended on or before December 31, 2011 or on or after December 31, 2012, (ii) 0.90 to 1.00 for the rolling four quarter period ended on March 31, 2012, (iii) 1.05 to 1.00 for the rolling four quarter period ending on June 30, 2012, and
(iv) 1.10 to 1.00 for the rolling four quarter period ending on September 30, 2012. The consolidated fixed charge coverage ratio for each of those periods had previously been not less than 1.20 to 1.00.

Amendment No. 2 also adjusts the limit on Unfunded Capital Expenditures (as defined in the Original Loan Agreement) by the Company to $3,250,000.00 in the aggregate (tested as of the last day of each fiscal quarter ended after September
30, 2011 on a year-to-date basis). During each Fiscal Year of the Company ending after September 30, 2012, the Company shall not incur Unfunded Capital Expenditures in excess of $2,000,000.00 in the aggregate (tested as of the last day of each fiscal quarter ended after September 30, 2012 on a year-to-date basis). The limit on Unfunded Capital Expenditures had previously been $1,700,000 (tested as of the last day of each fiscal quarter ended after September 30, 2011 on a year-to-date basis).


The foregoing summary of the terms and conditions of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 2 to Loan and Security Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.


Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

10.1 Amendment No. 2 To Loan and Security Agreement, dated as of April 12, 2012, by and between Sovereign
     Bank, N.A., as Lender, and Dynasil Corporation of
     America, as Borrower.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNASIL CORPORATION OF AMERICA
        (Registrant)

Date:     April 13, 2012       By: /s/ Steven K. Ruggieri
                                     Steven K. Ruggieri
                                     President and CEO

                        Exhibit Index

10.1 Amendment No. 2 To Loan and Security Agreement, dated as of April 12, 2012, by and between Sovereign
     Bank, N.A., as Lender, and Dynasil Corporation of
     America, as Borrower.